Exhibit 99.2

Instructure Signs Definitive Agreement to Acquire Parchment, the World's Largest Academic Credential Management Platform and Network

Expands Instructure's market-leading teaching and learning platform by providing learners with a lifelong record of their journey

SALT LAKE CITY, Oct. 30, 2023 /PRNewswire/ -- Instructure Holdings, Inc. (Instructure) (NYSE: INST), the leading learning platform and maker of Canvas, announced today it has signed a definitive agreement to acquire Parchment. Parchment has more than 15,000 customers and has exchanged more than 165 million credentials over two decades. With this transaction, Instructure will add the world's largest academic credentialing platform and network to the Instructure Learning Platform. This acquisition is expected to significantly expand Instructure's existing customer base and unlock exciting new growth opportunities.

"This acquisition represents an important next step for Instructure to serve all learners, beginning in K-12 and continuing throughout their lifelong learning journey," said Steve Daly, CEO of Instructure. "By adding Parchment to the Instructure Learning Platform, we will provide a verifiable and comprehensive digital passport of achievement records and outcomes for learners. Together we expand the Instructure platform for existing customers, welcome new Parchment customers and open new pathways for growth with multiple new solution categories."

Canvas has earned the trust of thousands of institutions across the globe to support the learning experience of their students in degree and non-degree programs. With the proposed acquisition of Parchment, Instructure expands its institutional relationships, broadens its platform footprint and opens an estimated $2 billion in Total Addressable Market (TAM) across a number of high-growth categories only serviceable through the combination of two market and category-leading providers.

Parchment's Award and Digitary platforms allow schools and universities to securely issue transcripts, diplomas, certificates, verifications, comprehensive learner records, and other credential formats digitally. Parchment's Pathways platform reduces the friction in student mobility. For secondary students enrolling concurrently in college, college students enrolling across institutions and any learner seeking credit for learning they have done throughout their educational journey, Parchment makes the transition and transfer seamless.

Increasingly, learning happens through "non-traditional" channels, and Instructure believes this is a key strategic area of growth. With Parchment, Instructure expects the platform to provide a set of solutions that connect learners, institutions, and employers across a learner's journey – from the first search for a course or program to employment. Instructure customers will be able to navigate skill mastery, transfer credits, provide proof of prior learning and much more.

"We're thrilled to join Instructure, the world's leading learning platform that's dedicated to amplifying the power of teaching and learning," said Matthew Pittinsky, Ph.D., CEO of Parchment. "Parchment's mission is to help turn credentials into opportunities. With this combination, we will dramatically expand the credential to include rich data and more evidence of skills and learning. The seamless experience we envision for learners will provide easier, more equitable access to the educational and employment opportunities they seek as they build their lifelong record of learning."

Terms of the Transaction
The transaction is valued at approximately $835 million. Including a tax benefit resulting from the transaction, the net purchase price is approximately $795 million, or approximately 16 times Parchment's expected 2024 Adjusted EBITDA inclusive of anticipated run-rate cost synergies.

Parchment is expected to contribute approximately $115 million of revenue in 2024.

Instructure is expected to benefit from Parchment's highly stable and recurring revenue, with strong gross retention metrics in the mid-to-high 90s.

Instructure plans to finance the transaction with cash on hand and incremental debt under its existing credit facility.

The transaction is expected to close in the first quarter of 2024, subject to regulatory approval and customary closing conditions.

J.P. Morgan Securities LLC acted as financial advisor and Kirkland & Ellis LLP as legal advisor to Instructure. Macquarie Capital acted as lead financial advisor, Robert W. Baird & Co. also acted as financial advisor and Latham & Watkins LLP acted as legal advisor to Parchment.

Conference Call Information
Instructure's management team will discuss the Parchment transaction as part of its earnings call for the third quarter ended September 30, 2023 today, October 30, 2023 at 5:00 p.m. ET. The conference call can be accessed by dialing (888) 330-2384 from the United States and Canada or (240) 789-2701 internationally with conference ID 1348899. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure's website at http://ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure
Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

About Parchment
Parchment believes credentials matter in the lifelong journey of a learner. Offering the most comprehensive academic credential management platform and network, Parchment helps learners, academic institutions and employers request, verify and share transcripts, diplomas, and other credentials in simple and secure ways. The Parchment platform has helped millions of learners, over 13,000 districts, university registrar offices, institutions in five additional countries outside of the US through Digitary by Parchment, state education agencies, and receivers (including university admissions offices, background check companies, employers, college application services, Online Program Managers, and certification and licensing boards) exchange transcripts, diplomas, certificates, comprehensive learner records and other credentials globally.

Forward-Looking Statements
This press release, and statements made during the above referenced conference call, contain "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the consummation, expectations and benefits of the pending acquisition of Parchment, anticipated TAM following the transaction, anticipated 2024 Adjusted EBITDA of Parchment, anticipated revenue contribution of Parchment, the combined company's growth, customer demand and application adoption, and business strategy.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: the ability of the parties to consummate the proposed transaction and the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, and the ability to realize the benefits expected from the proposed transactions; the impact of the announcement and potential closing of the transaction on our and Parchment's business, employees and suppliers, and on our investors and common stock; risks associated with the continued economic uncertainty, including high inflation, labor shortages, high interest rates, foreign currency exchange volatility, and reduced spending by customers; failure to continue our recent growth rates; the impact of the Israel-Hamas war on the macroeconomic and geopolitical environment and on our business; risks associated with future stimulus packages approved by the U.S. federal government; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from pandemics; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; failure to manage our growth effectively; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof, and Instructure undertakes no duty to update this information except as required by law.

Non-GAAP Financial Information
This press release contains expected Adjusted EBITDA of Parchment, which is a financial measure that has not been prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). Non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies. We are unable to provide a reconciliation of expected Parchment Adjusted EBITDA because we are unable to quantify certain amounts that would be required to be included without unreasonable efforts. In addition, Instructure believes such reconciliation would imply a degree of precision that could be misleading to investors. The non-GAAP financial measure disclosed by Instructure in this press release should not be considered a substitute for, or superior to, financial measures prepared in accordance with U.S. GAAP, and the financial results prepared in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Media Contact:
Brian Watkins
Corporate Communications
Instructure
(801) 658-7525
brian.watkins@instructure.com

Investor Contact:
David Banks
Investor Relations
Instructure
(262) 825-8388
david.banks@instructure.com